ARTICLES OF INCORPORATION
                                       OF
                    FLEXI-BUILT MODULAR HOUSING CORPORATION

         We, the undersigned, hereby associate ourselves for the purpose of becoming and forming a body corporate under the laws of the State of Florida, under and by virtue of the following articles of incorporation.

                                   ARTICLE I

         The  name of the  corporation  shall  be:

                    FLEXI-BUILT MODULAR HOUSING CORPORATION.

                                   ARTICLE II

         The general nature and the objects of the business and the purposes proposed to be transacted and varried on are to do any and all things mentioned herein as fully and to the same extent as natural persons might or could do, viz:

         1)  To  manufacture,   buy,  sell,   transport,   erect,  or  construct
prefabricated homes and buildings, mobile or permanent, of every kind, nature and description.

         2) To exercise any power and authority which may be done by a private corporation organized and existing under and by virtue of Chapter 608, Florida Statutes, it being the intention that this corporation may conduct and transact any business lawfully authorized and not prohibited by Chapter 608, Florida Statutes.

                                  ARTICLE III

         The  maximum   number  of  shares  of  the  capital  stock  which  this
corporation shall be authorized to have outstanding at any time is fifty (50) shares of common with a par value of Ten Dollars ($10.00) per share.

                                   ARTICLE IV

         The amount of capital with which this corporation shall begin business is not less than Five Hundred ($500.00) Dollars.

                                   ARTICLE V

         The existence of this Corporation shall be perpetual.

                                   ARTICLE VI

         The business of this corporation shall be conducted by a board of directors which shall consist of not less than three (3) nor more than seven (7) members, the exact number to be fixed from time to time by the By-Laws of this Corporation.

                                  ARTICLE VII

         The initial post office address of the corporation shall be 550 Seybold Building, Miami, Florida, 33132.

                                  ARTICLE VIII

         The names and addresses of the first Board of Directors who shall hold office for the first year of the corporation's existence, or until their successors are elected and have qualified, are as follows:

Martin Fried               550 Seybold Building
                           Miami, Florida 33132

Joel Rubin                 550 Seybold Building
                           Miami, Florida 33132

Albert D. Greenfield       550 Seybold Building
                           Miami, Florida 33132

                                   ARTICLE IX

         The names and post office address of each subscriber to these Articles of Incorporation and a statement of the number of shares of stock which each agrees to take, are as follows:

Name                       Post Office Address         No. of Shares
----                       -------------------        ---------------
Martin Fried               550 Seybold Building       20      $200.00
                           Miami, Florida 33132

Joel Rubin                 550 Seybold Building       20      $200.00
                           Miami, Florida 33132

Albert D. Greenfield       550 Seybold Building       10      $100.00
                           Miami, Florida 33132

                                   ARTICLE X

         A director of this corporation shall not be disqualified by dealing with or contracting with this corporation.

                                   ARTICLE XI

         The By-Laws of this corporation may provide that less than a majority of the Board of Directors shall constitute a quorum for the transaction of business.

         IN WITNESS WHEREOF, we the undersigned, herein have made, subscribed and acknowledged these Articles of Incorporation this 11th day of February, 1969.

                                            /s/ Martin Fried
                                            ------------------------- (SEAL)
                                            Martin Fried

                                            /s/ Joel Rubin
                                            ------------------------- (SEAL)
                                            Joel Rubin

                                            /s/ Albert D. Greenfield
                                            ------------------------- (SEAL)
                                            Albert D. Greenfield

STATE OF FLORIDA    }
                    : SS.:
COUNTY OF DADE      }

         Before me, the undersigned authority, personally appeared MARTIN FRIED, JOEL RUBIN and ALBERT D. GREENFIELD, to me known to be the persons described in and who executed the foregoing Articles of Incorporation, and each of them acknowledged before me, according to law, that he executed the same for the purposes therein mentioned and set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of February, 1969.

                                        /s/ Robert H. Carthill
                                        ----------------------
                                        Robert H. Carthill
                                        Notary Public, State of Florida at Large

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         FLEXI-BUILT MODULAR HOUSING CORPORATION, a corporation organized and existing under and by virtue of the provisions of Chapter 608 of the Florida Statutes, the Certificate of Incorporation of which was filed in the office of the Secretary of State on February 17, 1969; the principal office of which corporation is at 1451 North Bayshore Drive, Miami, Florida 33132; pursuant to the provisions of Chapter 608.18 of the Florida Statutes, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation unanimously approved and proposed to the stockholders, and the persons holding all of the issued and outstanding shares of stock of the said corporation did consent in writing to the following resolution:

                         RESOLVED,  that  the  Article  III of the  Articles  of
                    Incorporation of this corporation is hereby stricken in its entirety and the following is substituted in lieu thereof as said Article III.

                                  "ARTICLE III.

                         The total  number of shares which this  Corporation  is
                    authorized to issue is 3,000,000 shares, all of the par value of one cent ($.01) each, all of one class."

         SECOND: That the said amendment was duly adopted in accordance with the provisions of Chapter 608.18 of the Florida Statutus.

         THIRD: That the capital of said corporation will not be reduced under or by reason of said proposed amendment.

         IN WITNESS WHEREOF, the said FLEXI-BUILT MODULAR HOUSING CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate signed by HAROLD GOLDBURG, its President and ALBERT D. GREENFIELD, its Secretary this day of May, 1969.

                         FLEXI-BUILT MODULAR HOUSING CORPORATION

                              By: /s/ Harold Goldberg
                                  --------------------
                                  Harold Goldberg

                              Attest: /s/ Albert D. Greenfield
                                      -------------------------
                                      Albert D. Greenfield

I, ALBERT D. GREENFIELD, Secretary of FLEXI-BUILT MODULAR HOUSING CORPORATION, a corporation organized and existing under the laws of the State of Florida, do hereby certify, as the Secretary of the meeting of all the shareholders of the said corporation on May 8, 1969 called and held for the purpose of considering the above Amendment to the Articles of Incorporation of the said corporation, that all of the shareholders of the said corporation approved, by affirmative vote, the said Amendment.

                              By: /s/ Albert D. Greenfield
                                  ------------------------
                                  Albert D. Greenfield, Secretary

STATE OF FLORIDA  }
                  : SS.:
COUNTY OF DADE    }

         Before me personally appeared HAROLD GOLDBERG and ALBERT D. GREENFIELD, to me well-known and known to me to be the individuals described in and who executed the foregoing instrument as President and Secretary of FLEXI-BUILT MODULAR HOUSING CORPORATION, and severally acknowledged such instrument as President and Secretary, respectively of said corporation, and the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that it was affixed to said instrument by due and regular corporate authority, and the said instrument is the free act, deed and agreement of said corporation.

         WITNESS my hand and official seal this day of May, 1969.

                                 /s/ Dean Ramey
                                 ---------------
                                 Dean Ramey
                                 Notary Public, State of Florida at Large

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         FLEXI-BUILT MODULAR HOUSING CORPORATION, a corporation organized and existing under and by virtue of the provisions of Chapter 607 of the Florida Statutes, the Certificate of Incorporation of which was filed in the office of the Secretary of State on February 17, 1969; the principal office of which corporation is at Suite 801 Brickell Centre, 799 Brickell Plaza, Miami, Florida 33131; pursuant to the provisions of Chapter 607.181 of the Florida Statutes, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation unanimously approved and proposed to the stockholders, and the persons holding the majority of the issued and outstanding shares of stock of the said corporation did consent at a Special Meeting to the following resolution:

                    RESOLVED that the name of this corporation shall be changed to FLEXICARE, INC.

         SECOND: That the said amendment was duly adopted in accordance with the provisions of Chapter 607.181 of the Florida
Statutes.

         THIRD: That the capital of said corporation will not be reduced under or by reason of said proposed amendment.

         IN WITNESS WHEREOF, the said FLEXI-BUILT MODULAR HOUSING CORPORATION has caused its corporate seal to be hereunto affixed and this certificate signed by MARCIA LYNN HUNTER, its Vice President and ALBERT D. GREENFIELD, its Secretary this 12th day of March 1984.

                              FLEXI-BUILT MODULAR HOUSING CORPORATION

                              By: /s/ Marcia Lynn Hunter
                                  ------------------------
                                  Marcia Lynn Hunter

                              Attest: /s/ Albert D. Greenfield
                                      ---------------------------
                                      Albert D. Greenfield

         I, ALBERT D. GREENFIELD, Secretary of FLEXI-BUILT MODULAR HOUSING CORPORATION, a corporation organized and existing under the laws of the State of Florida, do hereby certify, as the Secretary of the meeting of all the shareholders of the said corporation on March 12, 1984 called and held for the purpose of considering the above Amendment to the Articles of Incorporation of the said corporation, that in excess of a majority of the Shareholders of the said corporation approved, by affirmative vote, the said Amendment.

                              By: /s/ Albert D. Greenfield
                                  --------------------------
                                  Albert D. Greenfield
                                  Secretary

STATE OF FLORIDA  }
COUNTY OF DADE    }

         Before me personally appeared MARCIA LYNN HUNTER and ALBERT D. GREENFIELD, to me well known and known to me to be the individuals described in and who executed the foregoing instrument as Vice President and Secretary of
FLEXI-BUILT MODULAR HOUSING CORPORATION and severally acknowledged such instrument as Vice President and Secretary, respectively, of said corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that it was affixed to said instrument by due and regular corporate authority, and that said instrument is the free act, deed and agreement of said corporation.

         WITNESS my hand and official seal this 13th day of March 1984.

                                   /s/ Kathlene M. Brandon
                                   --------------------------
                                   Kathlene M. Brandon
                                   Notary Public
                                   State of Florida at Large

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         FLEXI-BUILT MODULAR HOUSING CORPORATION, a corporation organized and existing under and by virtue of the provisions of Chapter 607 of the Florida Statutes, the Certificate of Incorporation of which was filed in the office of the Secretary of State on February 17, 1969 and whose name was changed to FLEXICARE, INC. by a Name-Change Amendment which was filed on March 14, 1984: the principal office of which corporation is at Suite 801 Brickell Centre, 799 Brickell Plaza, Miami, Florida 33131; pursuant to the provisions of Chapter
607.181 of the Florida Statutes, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said corporation unanimously approved and proposed to the stockholders, and the persons holding the majority of the issued and outstanding shares of stock of the said corporation did consent at a Special Meeting to the following resolution:

                    RESOLVED,   that  the  Article   III  of  the   Articles  of
               Incorporation of this corporation is hereby stricken in its entirety and the following is substituted in lieu thereof as said
               Article III.


                                  "ARTICLE III.


                    The  total  number  of  shares  which  this  Corporation  is authorized to issue is 10,000,000 shares, all the par value of one cent ($.01) each, all of one class."

         SECOND: That the said amendment was duly adopted in accordance with the provisions of Chapter 607.181 of the Florida Statutes.

         THIRD: That the capital of said corporation will not be reduced under or by reason of said proposed amendment.

         IN WITNESS WHEREOF, the said FLEXICARE, INC. has caused its corporate seal to be hereunto affixed and this certificate signed by MARCIA LYNN HUNTER, its Vice President and ALBERT D. GREENFIELD, its Secretary this 30th day of March, 1984.

                              FLEXICARE, INC.

                              By: /s/ Marcia Lynn Hunter
                                  ------------------------
                                  Marcia Lynn Hunter

                              Attest: /s/ Albert D. Greenfield
                                      ---------------------------
                                      Albert D. Greenfield

         I, ALBERT D. GREENFIELD, Secretary of FLEXICARE, INC., a corporation organized and existing under the laws of the State of Florida, do hereby certify, as the Secretary of the meeting of all the shareholders of the said corporation on March 12, 1984 called and held for the purpose of considering the above Amendment to the Articles of Incorporation of the said corporation, that in excess of a majority of the Shareholders of the said corporation approved, by affirmative vote, the said Amendment.

                              By: /s/ Albert D. Greenfield
                                  --------------------------
                                  Albert D. Greenfield
                                  Secretary

STATE OF FLORIDA  }
COUNTY OF DATE    }

         Before me personally appeared MARCIA LYNN HUNTER and ALBERT D. GREENFIELD, to me well known and known to me to be the individuals described in and who executed the foregoing instrument as Vice President and Secretary of
FLEXI-BUILT MODULAR HOUSING CORPORATION and severally acknowledged such instrument as Vice President and Secretary, respectively, of said corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that it was affixed to said instrument by due and regular corporate authority, and that said instrument is the free act, deed and agreement of said corporation.

         WITNESS my hand and official seal this 30th day of March 1984.

                                   /s/ Kathlene M. Brandon
                                   --------------------------
                                   Kathlene M. Brandon
                                   Notary Public
                                   State of Florida at Large

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                                FLEXICARE, INC.

         Pursuant to the provisions of the Florida Business Corporation Act, the undersigned corporation adopts the following amendment to the Corporation's Articles of Incorporation, which amendment was adopted by the shareholders of the Corporation on June 13, 1994 by the holders of the outstanding common stock, the only voting group entitled to vote thereon, by written consent pursuant to
Section 607.0704 of the Florida Business Corporation Act. The number of shares adopting the amendment was sufficient for approval by that group.

         1. The name of the Corporation is FLEXICARE, INC.

         2. Article III of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                                  ARTICLE III

                                 Capital Stock

         The total amount of capital stock which this Corporation has the authority to issue is as follows:

         20,000,000 shares of Common Stock, $.01 par value per share; and

         1,500,000 shares of Class B Common Stock, $.10 par value per share.

         The Class B Common Stock shall have the powers, rights, qualifications, limitations and restrictions as follows:

         (i) Dividends and Other Distributions. The Class B Common Stock shall be entitled to receive a dividend pari passu to any dividends and other distributions to the Common Stock of the Corporation.

         (ii) Liquidation. Upon dissolution, liquidation or winding up of the Corporation, the holders of the Class B Common Stock shall be entitled to receive distributions pari passu to any distributions made to the holders of shares of Common Stock of the Corporation, share for share.

         (iii) Voting. Shares of Class B Common Stock shall be entitled to vote as a class with the Common Stock.

         (iv) Conversion.


         (a) Subject to the provisions for adjustment hereinafter set forth, shares of Class B Common Stock shall be convertible at any time at the option of the holder thereof, upon surrender of certificate or certificates evidencing the shares so to be converted, into fully paid and nonassessable shares of Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each shares of Class B Common Stock so surrendered for conversion provided, however, that any such shares issued in connection with any corporation acquisition may not be converted until such shares have been released from any escrow agreement in connection with such acquisition.


         (b) The number of shares of Common Stock into which a share of Class B Common Stock is convertible shall be subject to adjustment from time to time only as follows:

         (i) If after the date on which shares of Class B Common Stock are first issued the number of outstanding shares of Common Stock is increased by a dividend declared payable in shares of Common Stock to all holders of its Common Stock or by a subdivision of shares of Common Stock, the number of shares of Common Stock into which a share of Class B Common Stock is convertible shall be increased in proportion to such increase in the outstanding shares of Common Stock. Such adjustment shall become effective immediately after the opening to business on the day following the date on which the Corporation takes a record of the holders of Common Stock for the purpose of entitling them to receive such dividend or the day upon which such subdivision becomes effective.

         (ii) If after the date on which shares of Class B Common Stock are first issued the number of outstanding shares of Common Stock is decreased by a combination of shares of Common Stock, the number of shares of Common Stock into which a share of Class B Common Stock is convertible shall be decreased in proportion to such decrease in the outstanding shares of Common Stock. Such adjustment shall become effective immediately after the opening of business on the day upon which such combination becomes effective.


         (iii) For the purposes of making the adjustments referred to in subparagraphs (i) and (ii) above, the books of the Corporation shall control absolutely in determining the number of outstanding shares of Common Stock and the number of additional shares issued or decrease in shares as a result of any stock dividend, subdivision or combination.

         (iv) In case of any consolidation or merger of the Corporation with or into another corporation or in case of any sale or conveyance to another corporation of all or substantially all the assets of the Corporation or in case the Corporation issues by reclassification or recapitalization of its Common Stock any shares of the Corporation, the holder of each share of Class B Common Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, conveyance, reclassification or recapitalization by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such consolidation, merger, sale, conveyance, reclassification or recapitalization and shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the conversions rights of the shares of Class B Common Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the shares of Class B Common Stock remaining outstanding or other convertible securities received by the holders in place thereof; and provided further that any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, other securities or property as the holders of the shares of Class B Common Stock remaining outstanding, or other convertible securities received by the holders in place thereof, shall be entitled to receive pursuant to these provisions, and to make provisions for the protection of the conversion right as above provided. In case securities or property other than Common Stock shall be issuable or deliverable upon conversion, then all references in this Section (v) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

         (v) No fractional share of Common Stock shall be issued upon any conversion but, in lieu thereof, there shall be paid to the holder of the shares of Class B Common Stock surrendered for conversion as soon as practicable after the date such shares are surrendered for conversion, an amount in cash equal to the same fraction of the current market price per share of Common Stock, unless the Board of Directors shall determine to adjust fractional shares in some other manner.


         (vi) No adjustment in the number of shares of Common Stock into which each share of Class B Common Stock is convertible shall be required unless such adjustment would require an increase or decrease of at least 1/25th of a share in the number of shares of Common Stock into which such share is then convertible; provided, however, that any adjustments which by reason of this sub paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (vii) Whenever an adjustment is required in the shares into which each share of Class B Common Stock is convertible, the Corporation shall forthwith
(i) file with the transfer agent, if any, for the Class B Common Stock a statement describing in reasonable detail the adjustment and the method of calculation used and (ii) cause a copy of such notice to be mailed to the holders of record of the shares of Class B Common Stock.

         (c) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares the full number of shares of Common Stock into which all shares of Class B Common Stock from time to time outstanding are convertible.

         (d) The Corporation will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Class B Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that in which the shares of Class B Common Stock is converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                                         FLEXICARE, INC.

                                        By: /s/ Dominick Inodara
                                            ---------------------
                                            Dominick Inodara
                                            President
June 15, 1994

                              ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                                FLEXICARE, INC.

Pursuant to the provision of section 607.1005, Florida Statutes, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:   Amendment(s) adopted:   Name Change to Pillar Entertainment group, Inc.

SECOND:  If  an  amendment  provides  for  an  exchange,   reclassification   or
cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD:   The date of each amendment's adoption: 3-15-96.

FOURTH:  Adoption of Amendment(s) (check one)

____ The amendment(s) was/were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

___X___ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

______ The amendment(s) was/were approved by the shareholders through voting groups.

          (The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s).)

          The number of votes cast for the amendment(s) was/were sufficient for approval by _________. (voting group)


                                  (continued)

Signed this 18 day of March 1996.

                              FLEXICARE, INC.
                              -------------------------
                              Corporation Name

                              By: /s/ G.F. Labrozzi
                                  ----------------------
                                  G.F. Labrozzi
                                  Secretary/Director

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                        Pilar Entertainment Group, Inc.

Pursuant to the provisions of section 607.1006, Florida Statutes, This Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:   Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

         Name change to:   FLEXICARE, INC.





SECOND:  If  an  amendment  provides  for  an  exchange,   reclassification   or
cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD:   The date of each amendment's adoption : 7/10/96.


FOURTH:  Adoption of Amendment(s) (CHECK ONE)

_X_ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

___ The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

               " The number of votes cast the amendment(s) was/were sufficient for approval by _________________________________________."
                                             voting group

___ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

___ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

          Signed this 31 day of July, 1996

                    By: /s/ M. Fried
                        --------------------
                        M. Fried
                        Secretary/Director

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                                FLEXICARE, INC.

Pursuant  to  the  provisions  of  Section  607.1006, Florida   Statutes,   the
undersigned corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:   Amendments adopted:

         Name change to:   Pillar Entertainment Group, Inc.

         Officers and Directors
         G.F. Labrozzi - Chief Executive Officer, Chairman of the Board

         Gregory L. Paige - President, Director

         Address for each is 801 Brickell Avenue, Suite 932, Miami FL 33131

SECOND:  If  an  amendment  provides  for  an  exchange,   reclassification   or
cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD:   The date of each amendment's adoption: September 9, 1996.

FOURTH:  Adoption of Amendment(s) (CHECK ONE)

___ The amendment(s) was/were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

_X_ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

___ The amendment(s) was/were approved by the shareholders through voting groups.

     (The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s)).

               The number of votes case the amendment(s) was/were sufficient for approval by _________________________________________.
                                             voting group

                                  (Continued)

Signed this  9 day of Sept., 1996.

FLEXICARE, INC.

By: /s/ G.F. Labrozzi
    -----------------------
    G.F. Labrozzi


    Chairman
    -----------------------
            (Title)

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                        PILLAR ENTERTAINMENT GROUP, INC.

THE UNDERSIGNED, the President of PILLAR ENTERTAINMENT GROUP, INC. a Florida Corporation, does hereby certify that:

FIRST: "That the Board of Directors of said Corporation, by written consent filed with the minutes of the Board, adopted the following resolution proposing and declaring advisible the following amendment to the Certificate of Incorporation of said Corporation:

"That Article FIRST of the Certificate of Incorporation be amended and, as amended, read a follows:

     'FIRST:  The name of the  Corporation  is  "CHRYSALIS  HOTELS  AND  RESORTS
CORP.";

     SECOND: That the aforesaid amendment was duly adopted by consent of the requisite majority of the shareholders of this Corporation in accordance with the applicable provisions of Section 607 of the Business Corporation Act of the State of Florida. The number of votes cast by the shareholders was sufficient for approval.

     THIRD: Prompt notice of the taking of this corporate action is being given to all stockholders who did not consent in writing, in accordance with Section 607 of the Business Corporation Act of the State of Florida.

The date adoption was October 31, 1997.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Brent Nelson, its President and Secretary this 3rd day of November 1997.

PILLAR ENTERTAINMENT GROUP, INC.

By: /s/ Brent Nelson
    ------------------------
    Brent Nelson, President

ATTEST:

By: /s/ Brent Nelson
    -------------------------
    Brent Nelson, Secretary

                              STATE OF WASHINGTON

                                 COUNTY OF KING

         On this 3rd day of November, 1997 before me the undersigned officer, personally appeared BRENT NELSON who, being first duly sworn by me, declared that he is the President of the PILLAR ENTERTAINMENT GROUP, INC., and that he being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer; and that the statements therein contained are true.


         IN WITNESS WHEREOF I have hereunto set me hand and official seal.

By: /s/ Carol A. Barden
    ------------------------------
    Carol A. Barden, Notary Public

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                       CHRYSALIS HOTELS & RESORTS CORP.

         THE UNDERSIGNED, the President of CHRYSALIS HOTELS & RESORTS, CORP. a Florida corporation, does hereby certify that:

         FIRST: That the Board of Directors of said Corporation, by written consent filed with the minutes of the Board, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

         "That Article I of the Articles of Incorporation be amended and, as amended, read as follows:

         'I - NAME: The name of the Corporation is "CYBERECORD, INC.";

         SECOND: That the aforesaid amendment was duly adopted by consent of the requisite majority of the shareholders of this Corporation in accordance with the applicable provisions of Section 607 of the Business Corporation Act of the State of Florida, on May 6, 1999.

         FORTH: Prompt notice of the taking of this corporate action is being given to all stockholders who did not consent in writing, in accordance with
Section 607 of the Business Corporation Act of the State of Florida.

         IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be signed by Thomas Morikawa, its President, this 6th day of May 1999.

                                      CHRYSALIS HOTELS & RESORTS, CORP.

                                     By: /s/ Thomas Morikawa
                                         --------------------
                                         Thomas Morikawa, President